UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
               THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): April 15, 2002


                    Legends of the Faith, Inc.
    _________________________________________________________
      (Exact name of registrant as specified in its charter)


     Nevada                         000-32273               88-0419183
____________________________   ______________________   _____________________
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
of Incorporation)                                       Identification Number)

                        1045 Stephanie Way
                         Minden, NV 89423
  ____________________________________________________________
       (Address of Principal Executive Offices) (Zip Code)


Registrant's Telephone Number, Including Area Code: (775) 267-2242

                   2240 Meridian Boulevard, #B
                         Minden, NV 89423
    ________________________________________________________
  (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On April 15, 2002, Legends of the Faith, Inc. ("Legends") consummated an agreement to purchase (the "Purchase Agreement") 67% of the outstanding stock of Xtreme Notebooks, Inc., a Nevada corporation ("Xtreme") from Xtreme's two shareholders, Steve Nichols and Jeff Dudley. Pursuant to the terms of the Purchase Agreement, Legends acquired 2,000,000 shares of Xtreme common stock, and the shareholders of Xtreme received 250,000 shares of Legends common stock. In addition, the former Xtreme shareholders will receive an aggregate of (1) $50,000, ($25,000 payable within 45 days of closing and the other $25,000 payable within 90 days of closing); (2) an additional 250,000 shares of Legends common stock if Xtreme's gross revenue for the twelve month period ending January 31, 2003 is $2,000,000 or greater and its net income for such period is at least 10% of its gross revenues or greater; and (3) an additional 500,000 shares of Legends common stock if Xtreme's gross revenue for the twelve month period ending January 31, 2004 is $4,000,000 or greater and its net income for such period is at least 10% of its gross revenue or greater.

     Xtreme is a less than two year old Internet based company that sells laptop and notebook computers over the Internet. In addition, Xtreme sells projection equipment for use with portable computers. The terms and conditions of the Purchase Agreement were determined in arm's-length negotiations between the parties.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         As of the date of this filing, it is impracticable to provide the required financial statements and pro forma financial information related to the transaction contemplated by the Purchase Agreement. The financial statements and pro forma financial information will be filed with the Commission within 60 days of the date of this filing.

         (b)     PRO FORMA FINANCIAL INFORMATION.

         The pro forma financial information related to the Purchase Agreement will be filed at such time that the financial statements are filed. See Item 7(a) above.

         (c)     EXHIBITS.

 2.1 Stock Exchange Agreement by and among Legends of the Faith, Inc., Steve Nichols and Jeff Dudley dated April 12, 2002.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         LEGENDS OF THE FAITH, INC.


                              /s/ Gene Jackson
                         By:______________________________
                            President, Secretary/Treasurer
                            and Director

Date: April 29, 2002